Exhibit 99.1

A Leading Developer, Manufacturer and Marketer of Premium Implantable Lenses for Refractive Vision Correction Investor Update NASDAQ : STAA January 8, 2018 Evolution in Visual Freedom ™ 1

™ BUILDING A FOUNDATION FOR CONSISTENT GROWTH F ORWARD - L OOKING S TATEMENTS All statements in this presentation that are not statements of historical fact are forward - looking statements, including statements about any of the following : any projections of earnings, revenue, sales, profit margins, cash, working capital, effective tax rate or any other financial items ; the plans, strategies, and objectives of management for future operations or prospects for achieving such plans ; statements regarding new, existing, or improved products, including but not limited to, expectations for sales, marketing and clinical initiatives, investment imperatives, expectations for success and timing of new, existing, or improved products in the U . S . or international markets or government approval of new or improved products (including the Toric ICL in the U . S . ) ; the nature, timing and likelihood of resolving issues cited in the FDA’s 2014 Warning Letter or 2015 FDA Form 483 ; future economic conditions or size of market opportunities ; expected costs of quality system or FDA remediation ; statements of belief, including as to achieving 2017 and 2018 plans ; expected regulatory activities and approvals, product launches, and any statements of assumptions underlying any of the foregoing . Important additional factors that could cause actual results to differ materially from those indicated by such forward - looking statements are set forth in the company’s Annual Report on Form 10 - K for the year ended December 30 , 2016 under the caption “Risk Factors,” which is on file with the Securities and Exchange Commission and available in the “Investor Information” section of the company’s website under the heading “SEC Filings . ” We disclaim any intention or obligation to update or revise any financial projections or forward - looking statements due to new information or events . These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward - looking statements . The risks and uncertainties include the following : our limited capital resources and limited access to financing ; the negative effect of unstable global economic conditions on sales of products, especially products such as the ICL used in non - reimbursed elective procedures ; changes in currency exchange rates ; the discretion of regulatory agencies to approve or reject new, existing or improved products, or to require additional actions before approval (including but not limited to FDA requirements regarding the TICL and/or actions related to the 2014 FDA Warning Letter or 2015 FDA Form 483 ) or to take enforcement action ; research and development efforts will not be successful or may be delayed in delivering products for launch ; the purchasing patterns of distributors carrying inventory in the market ; the willingness of surgeons and patients to adopt a new or improved product and procedure ; and patterns of Visian ICL use that have typically limited our penetration of the refractive procedure market . The Visian Toric ICL and the Visian ICL with CentraFLOW are not yet approved for sale in the United States . In addition, to supplement the GAAP numbers, this presentation includes supplemental non - GAAP financial information, which STAAR believes investors will find helpful in understanding its operating performance . “Adjusted Net Income or (Loss)” excludes the following items that are included in “Net Income (Loss)” as calculated in accordance with U . S . generally accepted accounting principles (“GAAP”) : gain or loss on foreign currency transactions, stock - based compensation expenses and remediation expenses . A table reconciling the GAAP information to the non - GAAP information is included in our financial release which can be found in our Form 8 - K filed on November 8 , 2017 and also available on our website .

™ BUILDING A FOUNDATION FOR CONSISTENT GROWTH A Leading Developer, Manufacturer and Marketer of Premium Implantable Lenses for Refractive Vision Correction FY16 percent of lens revenue; STAAR also sells injectors that were 4% of total FY16 revenue; the ICL with central port is not available in the US; STAAR has operational and administrative facilities in California, Switzerland and Japan. ICL™ Implantable Collamer® Lens • ICL™ (phakic IOL) delivers Visual Freedom to patients needing Myopic (distance vision) correction • > 700,000 implanted • Patient pay IOL Intraocular Lens • IOL replaces the patient’s natural lens after cataract surgery • Primarily reimbursed 75% 25% ICL™ - In Harmony with the Eye IOL - Lens Replacement

™ BUILDING A FOUNDATION FOR CONSISTENT GROWTH ICL™ - THE COLLAMER MATERIAL ADVANTAGE • Biocompatible • Offers UV protection • Quiet in the eye - A layer of fibronectin is believed to form around the lens, inhibiting white cell adhesion to the lens. This coating may prevent the lens from being identified as a foreign object. • Exclusive to STAAR Surgical – STAAR’s Collamer production is a proprietary process that requires an understanding of polymer chemistry, nuclear physics and optical physics. • Proven history for over 20 years! In Harmony with the Natural Eye Iris Cornea ICL™ Retina Natural Lens

™ ICL™ PATIENT TESTIMONIALS: “ Upgradeable” “Reversible” We invite you to visit staar.com, discoverevo.com and discovericl.com

GLOBAL LEADER IN PHAKIC IOL "ICL" IMPLANTATION

10-Year Total Revenue & ICL Unit Growth



Revenue
10% Annual Growth
$35.6M
$49.8M
$51.1M
$55.0M
$62.8M
$63.8M
$72.2M
$75.0M
$77.1M
$82.4M
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016



ICL Units
15% Annual Growth
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

CAGR: 10% TOTAL REVENUE; 15% ICL UNITS

6

STAARSURGICAL™

™ MYOPIA A Growing Global Concern… High Myopia Could Impact Almost 1.0 Billion People by 2050… • An inability to focus at distance due to genetic and/or environmental factors • Researchers expect dramatic increase in myopia ▪ More screen use; near vision work; and less time spent outdoors ▪ Positive correlation: Education level and myopia positively correlated • STAAR’s Annual Market Opportunity ▪ High Myopia ( - 10+): 70,000 Eyes ▪ Mid - Myopia ( - 6 to - 10): 500,000 Eyes Journal of Ophthalmology; The Atlantic, February 19, 2016; and Singapore Health Promotion Board.

™ PRESBYOPIA A New Refractive Market Opportunity Impacts 1.7 Billion People Globally… • An age - related loss of lens accommodation ▪ First symptoms generally appear at age 42 to 44 ▪ An inability to focus when reading • Surgical refractive options: Monocular/LASIK/RLE • An ICL refractive solution could be more desirable to patients seeking Visual Freedom ▪ N ot laser/equipment dependent ▪ Bilateral placement - no emmetropia qualifier ▪ Target each eye for desired correction • STAAR’s Annual Market Opportunity ▪ Early Presbyopia (Age 45 to 55) : 1,500,000 Eyes

™ Key Takeaways • Net Sales of $65.8 Million Up 9% from the Prior Year Period • ICL Sales Up 15% and Units Up 15% from the Prior Year Period • IOL Sales Down 13% from the Prior Year Period • Net Income of $1.2 Million Compared to a Net Loss of $1.8 Million in the Prior Year Period • Cash Provided by Operating Activities Doubles from Prior Year Period to $1.8 Million Forward Looking Metrics • Double Digit ICL Unit Growth Projected for 2017 • Gross Margin Expansion Projected for 2017 • Continued Investment in Operations to Support Base Business and Investment in Strategic Priorities; Overall 2017 Planned Expenses Less than 2016 9 M ONTHS E NDED S EPTEMBER 29, 2017 STAAR SURGICAL RESULTS

™ ™ » STAAR is the market leader and best refractive surgical solution and patient experience for high Myopia . » STAAR is focused on becoming a leading provider of refractive surgical solution and patient experience for mid - Myopia . » STAAR aims to become a market leader in refractive surgical solution and patient experience for early Presbyopia . » STAAR aims to become a competitive provider of supplemental lenses implanted during or after cataract surgery. STAAR’ S CURRENT & FUTURE POSITIONING

™ ™ » Achieve and Retain Compliance with All Regulatory Bodies – Culture of Quality » Successfully Build the Visual Freedom Market for Implantable Lenses: Tangibly Impact Surgeon Engagement, Practice Development and Patient Desirability » Execute Go - to - Market Strategy to Significantly Expand Market Share Globally » Innovate, Develop and Introduce Premium Collamer Lenses and Delivery Systems » Enhance Clinical & Medical Affairs Excellence: Clinical Validation, Surgeon Training » Implement Foundations 2020: Operations & Systems Updates & Improvements » Deliver Shareholder Value WORKING TO DELIVER STRONG GROWTH & SUSTAINED PROFITABILITY 2018 STRATEGIC PRIORITIES

™ ™ 2018 FINANCIAL OUTLOOK » REVENUE GROWTH GOAL » Double Digit Revenue Growth Full Year 2018 over 2017 » ICL Unit Growth Range 15% to 20% » PROFITABILITY IMPROVEMENT » EPS Improvement Full Year 2018 over 2017 » MAINTAIN & IMPROVE CASH FLOW » Achieve Full Year Positive Cash Flow » Cash Balance Improvement Full Year 2018 over 2017

™ ™ 2018 FINANCIAL OUTLOOK » SALES ASSUMPTIONS » Strong Growth Continues in China » Korea Resumes Sales Growth » TICL Approval in U.S. by Year - End » Continuing Favorable Mix of Toric ICL’s Balancing Mid - Diopter Range ICL’s ASP’s » GROSS MARGIN ASSUMPTION » Gross Margin Increase Full Year 2018 over 2017 » SG&A ASSUMPTION » Double Digit Increase from Full Year 2017 Spending to Support Commercial Infrastructure Expansion, Clinical Studies including European EVO EDOF Presbyopia Clinical Trial and Consumer Outreach

™ ▪ “Millions of Eyes” Global Opportunity – Myopia & Presbyopia ▪ Revenue Growth Goal 15% – 20% Annually with Open U.S. Market ▪ Targeting Achievement of Sustained Profitability ▪ Gross Margin & Cash Generation Growth Continues ▪ EVO ICL Product Family Expansion: Myopia & Presbyopia EDOF ▪ Growing Global Partners – Strategic Agreements Secure Base

A Leading Developer, Manufacturer and Marketer of Premium Implantable Lenses for Refractive Vision Correction Investor Update NASDAQ : STAA January 8, 2018 Evolution in Visual Freedom ™ 15